SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
July 3, 2001

Edison Schools Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27817	13-3915075

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Fifth Avenue, 11th Floor
New York, NY 10175
(212) 419-1600
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Item 5. Other Events

      On July 5, 2001 Edison Schools Inc. announced that, on July 3, 2001, it completed the acquisition of LearnNow, Inc. of New York, New York. A copy of the press release issued by Edison Schools Inc. on July 5, 2001 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference. A copy of the Agreement and Plan of Merger dated June 4, 2001 by and among Edison Schools Inc., ES Financing Corporation and LearnNow, Inc. is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Designation	Description

99.1	Press Release of Edison Schools Inc., dated July 5, 2001, announcing the completion of the acquisition of LearnNow, Inc.

99.2	Agreement and Plan of Merger, dated June 4, 2001, by and among Edison

Schools Inc., ES Financing Corporation and LearnNow, Inc.

Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Edison Schools Inc.

Date: July 17, 2001

By: /s/ ADAM FEILD
Adam Feild Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Edison Schools Inc., dated July 5, 2001, announcing the completion of the acquisition of LearnNow, Inc.

99.2	Agreement and Plan of Merger, dated June 4, 2001, by and among Edison

Schools Inc., ES Financing Corporation and LearnNow, Inc.